                                                           Exhibit A



                                         III                     ESECO                 III                                III
                                   (Consolidated)             (Subsidiary)         (Separate)       Adjustments        Pro Forma
ASSETS
Cash and cash equivalents          $          192           $        177         $        15                        $        15
Accounts receivable, net           $      184,330           $    184,330         $         -                        $         -
Inventory                          $    1,219,190           $  1,219,190         $         -                        $         -
Other current assets               $       34,700           $     34,700         $         -                        $         -
                                   ---------------------------------------------------------------------------------------------
  Total current assets             $    1,438,412           $  1,438,397         $        15              $0        $        15
Property and equipment, net        $      535,089           $    535,089         $         -                        $         -
Other                              $       11,346           $    (28,654)        $    40,000                        $    40,000
                                   =============================================================================================
  Total assets                     $    1,984,847           $  1,944,832         $    40,015              $0        $    40,015
                                   =============================================================================================

LIABILITIES AND EQUITY
Accounts payable                   $      470,679           $    406,170         $    64,509                        $    64,509
Accrued liabilities and other      $      475,271           $    475,271         $         -                        $         -
Current maturities of long-                                                      $         -                        $         -
  term obligations                 $      178,886           $    178,886         $         -                        $         -
                                   ---------------------------------------------------------------------------------------------
  Total current liabilities        $    1,124,836           $  1,060,327         $    64,509              $0        $    64,509
Long-term obligations              $      991,210           $    991,210         $         -                        $         -
                                                                                 $         -                        $         -
Stockholders' equity:
 Common stock                      $        5,680           $      3,944         $     1,736                        $     1,736
 Paid-in capital                   $    2,615,540           $   (116,068)        $ 2,731,608                        $ 2,731,608
 Deficit                           $   (2,752,419)          $      5,419         $(2,757,838)                       $(2,757,838)
                                   ---------------------------------------------------------------------------------------------
  Total stockholders' equity       $     (131,199)          $   (106,705)        $   (24,494)             $0        $   (24,494)
                                   =============================================================================================
                                   $    1,984,847           $  1,944,832         $    40,015              $0        $    40,015
                                   =============================================================================================

The column titled III (Consolidated) shows the summarized financial statements as reported on Form 10-QSB at June 30, 1997. As a part of their bankruptcy reorganization plan, their wholly owned subsidiary was sold, leaving the third column which reflects International Imaging, Inc. separately. The Pro Forma amounts are carried to Page 1.

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